EXHIBIT 10(b)

DOE F 4600.1
(08-93)

                            U.S. DEPARTMENT OF ENERGY
                      NOTICE OF FINANCIAL ASSISTANCE AWARD

Under the authority of Public Law       95-91 Department of Energy Organization
                                        Act of 1977 - 106-554 Small Business
                                        Reauthorization Act of 2000

and subject to legislation, regulations and policies applicable to (cite legislative program title): Small Business Innovation Research
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1.  PROJECT TITLE

    Feasability of Cost Effective, Long Length, BSCCO 2212 Round Wires, for Very High Field Magnets, Beyond 12 Telsa at 4.2 Kelvin
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2.  INSTRUMENT TYPE

/X/ GRANT      /_/ COOPERATIVE AGREEMENT
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3.  RECIPIENT (Name, address, zip code, area code and telephone no.)
    Superconductive Components Inc.

    1145 Chesapeake Avenue

    Columbus                             OH 43212
    TEL NO. 614-486-0261
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4.  INSTRUMENT NO.
DE-FG02-02ER83538
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5.  AMENDMENT NO.
    A002
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6.  BUDGET PERIOD
    FROM: 06/27/2003
    THRU: 09/29/2003
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7.  PROJECT PERIOD
    FROM: 07/22/2002
    THRU: 06/26/2005
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8.  RECIPIENT PROJECT DIRECTOR (Name and telephone no.)
    Dr. Scott Campbell
    614-486-0261
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9.  RECIPIENT BUSINESS OFFICER: (Name and telephone no.)
    Dan Rooney
    614-486-0261
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10. TYPE OF AWARD

/_/ NEW         /_/  CONTINUATION        /X/   RENEWAL
/_/ REVISION    /_/  SUPPLEMENT
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11. DOE PROJECT OFFICER (Name, address, telephone no.)
    Gerald J. Peters (SC-22)
    U.S. DOE/Germantown Building
    1000 Independence Avenue
    Washington                DC  20585-1290
TEL No. 301-903-3233             FAX NO.
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12. ADMINISTERED FOR DOE BY (Name, address, telephone no.)
    David Ramirez U.S.
    Department of Energy
    9800 South Cass Avenue

    Argonne                         IL  60439
TEL NO. 630-252-2133              FAX NO. 630-252-5045
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13. RECIPIENT TYPE
    /_/ STATE GOV'T     /_/  INDIAN TRIBAL GOV'T     /_/    HOSPITAL
    /_/ LOCAL GOV'T     /_/  INSTITUTION OF          /_/    OTHER NONPROFIT
                             HIGHER EDUCATION               ORGANIZATION

    /X/  FOR PROFIT ORGANIZATION           /_/  INDIVIDUAL
    /X/  C     /_/   P   /_/   SP          /_/  OTHER (specify)
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

14. ACCOUNTING AND APPROPRIATIONS DATA
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    a. Appropriation Symbol    b. B & R Number    c. FT/AFP/OC    d. CFA Number
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         89X0222.91               KM0000000          WA CH  410         N/A
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15. EMPLOYER I.D. NUMBER

      31-1210318
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16. BUDGET AND FUNDING INFORMATION
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    a. CURRENT BUDGET PERIOD INFORMATION
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(1)  DOE Funds Obligated This Action                                 $105,592.00
(2)  DOE Funds Authorized for Carry Over                             $      0.00
(3)  DOE Funds Previously Obligated in this Budget Period            $      0.00
(4)  DOE Share of Total Approved Budget                              $105,592.00
(5)  Recipient share of Total Approved Budget                        $      0.00
(6)  Total Approved Budget                                           $105,592.00
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    b. CUMULATIVE DOE OBLIGATIONS
(1)  This Budget Period                                              $105,592.00
     [(Total of lines a.(1) and a.(3)]

(2)  Prior budget Periods                                            $100,000.00

(3)  Project Period to Date                                          $205,592.00
     [(Total of lines b.(1) and b.(2)]
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17. TOTAL ESTIMATED COST OF PROJECT $___________________
    (This is the current estimated cost of the project. It is not a promise to award nor an authorization to expend funds in this amount.)
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18. AWARD/AGREEMENT TERMS AND CONDITIONS
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    This award/agreement consists of this form plus the following:
    a. Special terms and conditions.
    b. Applicable program regulations specify)  N/A
                                                --------------------------

                                                              (Date) -----------

    c. DOE Financial Assistance Rules, 10 CFR 600, as amended.
    d. Application/proposal dated 4/18/03, /X/ as submitted /_/ with changes as negotiated.
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19. REMARKS

    See page No. 2 of this Financial Assistance Award.
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20. EVIDENCE OF RECIPIENT ACCEPTANCE


                /s/ Daniel Rooney                             6/30/03
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      (Signature of Authorized Recipient Official)            (Date)

                    Daniel Rooney
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                      (Name)

                 President and CEO
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                     (Title)

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21. AWARDED BY:

             /s/  Renee Irwin                   6/24/03
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                   (Signature)                  (Date)

                  Renee Irwin
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                      (Name)
Operations Division
Office of Acquisition and Assistance
Contracting Officer
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                                 (Title)

                                                     Grant No. DE-FG02-02ER83538
                                                              Amendment No. A002
                                                                     Page 2 of 2

19. Remarks (Continued)

    Effective with the first day of the Budget Period added by this amendment:

    a. Funds are obligated for the Budget Period specified in Block No. 6 of the face page of this Notice of Financial Assistance Award;

    b. The Special Terms and Conditions for Financial Assistance Awards, coded SPRG - 0503, attached hereto, are substituted for the Special Terms and Conditions for Financial Assistance Awards, coded SPRG-0202, previously incorporated into this grant;

    c. All other terms and conditions remain the same.

          SPECIAL TERMS AND CONDITIONS FOR FINANCIAL ASSISTANCE AWARDS

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The requirements of this attachment take precedence over all other requirements of this award found in regulations, the general terms and conditions, DOE orders, etc., except requirements of statutory law. Any apparent contradiction of statutory law stated herein should be presumed to be in error until the recipient has sought and received clarification from the Contracting Officer.
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1. PAYMENT OFFICE

   U.S. Department of Energy
   Accounts Payable Division
   ME 1444
   P.O. Box 500
   Germantown, MD 20875-0500

2. FINANCE OFFICE

   U.S. Department of Energy
   Chicago Operations Office
   Office of Chief Financial Officer
   9800 South Cass Avenue
   Argonne, Illinois 60439

3  PAYMENT

   Payment under this award will be made by:

         /X/ Advance by Department of Treasury Automated Standard Application for Payments System (ASAP)

             The recipient shall request cash only as needed for immediate disbursements, shall report cash disbursements in a timely manner, and shall impose the same standards of timing and amount, including reporting requirements, on secondary recipients.

         / / Advance by Automated Clearing House (ACH)

         / / Reimbursement by ACH

             When requesting an advance or reimbursement payment via ACH, the recipient shall submit an original Request for Advance or Reimbursement, SF 270, the Payment Office specified in Section 1, above, and a copy of the SF 270 to the Contract Specialist specified in Block 12 of the Notice of Financial Assistance Award (DOE F 4600.1). The timing and amount of advance payment requests shall be as close as is administratively feasible to the actual disbursements. Such requests shall not be made in excess of reasonable estimates of cash outlays for a 30-day period.

             A completed "Automated Clearing House (ACH) Vendor Miscellaneous Payment Enrollment Form" must be on file with the Finance Office specified in Section 2, above prior to requesting any ACH payment.

4. DECONTAMINATION AND/OR DECOMMISSIONING (D&D) COSTS

   Notwithstanding any other provisions of this Agreement, including but not limited to FAR 31.205-31, when applicable, as incorporated by Financial Assistance Rule 600.127(a), the Government shall not be responsible for or have any obligation to the recipient for (i) Decontamination and/or Decommissioning (D&D) of any of the recipient's facilities, or (ii) any costs which may be incurred by the recipient in connection with the D&D of any of its facilities due to the performance of the work under this Agreement, whether said work was performed prior to or subsequent to the effective date of this Agreement.

5. FEDERALLY-OWNED PROPERTY

   If you acquire federally-owned property under this award whether fabricated, furnished or purchased with Capital Equipment Funds, then a listing of such property shall be submitted on DOE F 4300.3, Semi-Annual Summary Report of DOE-Owned Plant & Capital Equipment (P&CE), to the Contracting Officer within 45 days after August 31 of each year and within 30 days after the project period ends. The report must separately identify items which were fabricated, furnished or purchased with Capital Equipment funds under this award.

   Any Capital Equipment funds and the equipment to be purchased, fabricated, or furnished with such funds are indicated on Page No. 2 of the Notice of Financial Assistance Award.

6. NOTICE REGARDING THE PURCHASE OF AMERICAN-MADE EQUIPMENT AND PRODUCTS-SENSE OF CONGRESS

   It is the sense of the Congress that, to the greatest extent practicable, all equipment and products purchased with funds made available under this award should be American-made.

7. NOTICE REGARDING UNALLOWABLE COSTS AND LOBBYING ACTIVITIES

   Recipients of financial assistance are cautioned to carefully review the allowable cost and other provisions applicable to expenditures under their particular award instruments. If financial assistance funds are spent for purposes or in amounts inconsistent with the allowable cost or any other provisions governing expenditures in an award instrument, the government may pursue a number of remedies against the recipient, including in appropriate circumstances, recovery of such funds, termination of the award, suspension or debarment of the recipient from future awards, and criminal prosecution for false statements.

   Particular care should be taken by the recipient to comply with the provisions prohibiting the expenditure of funds for lobbying and related activities. Financial assistance awards may be used to describe and promote the understanding of scientific and technical aspects of specific energy technologies, but not to encourage or support political activities such as the collection and dissemination of information related to potential, planned or pending legislation


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                                                                       SPRG-0503
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          SPECIAL TERMS AND CONDITIONS FOR FINANCIAL ASSISTANCE AWARDS

8.  REPORTING

      Failure to comply with the reporting requirements contained in this award will be considered a material noncompliance with the terms of the award. Noncompliance may result in a withholding of future payments, suspension or termination of the current award, and withholding of future awards. A willful failure to perform, a history of failure to perform, or of unsatisfactory performance of this and/or other financial assistance awards, may also result in a debarment action to preclude future awards by Federal agencies.

9.  APPROPRIATIONS ACT RESTRICTIONS

      If the appropriation symbol contained in Block 14.a. of the Notice of Financial Assistance Award for this award is listed below, paragraph 9.a. is applicable to this award, otherwise paragraph 9.b. applies:

                    89X0213.91           89X0215.91

      a. Department of Interior and Related Agencies Appropriations Act:
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         1. Lobbying Restriction (Interior Act)
            -----------------------------------

            The awardee agrees that none of the funds obligated on this award shall be made available for any activity or the publication or distribution of literature that in any way tends to promote public support or opposition to any legislative proposal on which Congressional action is not complete. This restriction is in addition to those prescribed elsewhere in statute and regulation.

         2. Compliance With Buy American Act
            --------------------------------

            In accepting this aware, the recipient agrees to comply with sections 2 through 4 of the Act of March 3, 1933 (41 U.S.C. 10a-10c, popularly known as the "Buy American Act"). The recipient should review the provisions of the Act to ensure that expenditures made under this award are in accordance with it.

      b. Veterans Affairs and Housing and Urban Development, and Independent
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         Agencies Appropriations Acts:
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         Lobbying Restriction (Energy and Water Appropriations)
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         The awardee agrees that none of the funds obligated on this award shall be expended, directly or indirectly, to influence congressional action on any legislation or appropriation matters pending before Congress, other than to communicate to Members of Congress as described in 18 U.S.C. 1913. This restriction is in addition to those prescribed elsewhere in statute and regulation.

10. SUBMISSION OF SCIENTIFIC/TECHNICAL REPORTS

    Electronic Submission: Scientific/Technical reports must be submitted electronically via the DOE Energy Link System (E-Link) with the appropriate DOE Form 241 (See Federal Assistance Reporting Checklist, DOE F 4600.2). E-Link will allow you to complete the DOE F 241 online and then upload your report. It can be accessed at http://www.osti.gov/elink-2413.

    DOE Form 241.3, "U.S. Department of Energy (DOE), Announcement of Scientific and Technical Information (STI)": This form and instructions are available on E-Link. If there is any patentable material, protected data, or SBIR/STTR data in the report, the recipient must, consistent with the data protection provisions of the grant, clearly identify patentable or protected data on each page of the report, identify such material on the cover of the report, and mark the appropriate blocks in Section K of the DOE F 241.3. Other than patentable material, protected data, or SBIR/STTR data, reports must not contain any proprietary data (limited rights data), classified information, information subject to export control classification, or other information not subject to release. Protected data is specified technical data, first produced in the performance of the award, that is protected from public release for a period of time by the terms of the award agreement.

    Electronic Format: Reports must be submitted in the ADOBE PORTABLE DOCUMENT FORMAT (PDF) and be one integrated PDF file that contains all text, tables, diagrams, photographs, schematic, graphs, and charts. E-Link can provide more details about converting a file to PDF. Materials, such as prints, videos, and books, that are essential to the report but cannot be submitted electronically, should be sent to the Contracting Officer at the address listed in Block 12 of the Notice of Financial Assistance Award.


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                                                                       SPRG-0503